UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2026

THE MIDDLEBY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9973	36-3352497
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Toastmaster Drive, Elgin, Illinois	60120
(Address of Principal Executive Offices)	(Zip Code)

(847) 741-3300

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	MIDD	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

Agreements with Midera Food Processing, Inc.

On July 6, 2026, The Middleby Corporation (the “Company”) completed its spin-off of Midera Food Processing, Inc., a Delaware corporation (“Midera”), into a new, publicly traded company (the “Spin-off”). As a result of the Spin-off, the Company has no ownership interest in Midera. The Company has entered into the following agreements with Midera in connection with the Spin-off in order to govern the ongoing relationship between the Company and Midera after the Spin-off and to facilitate an orderly transition.

Separation and Distribution Agreement

On July 5, 2026, the Company entered into a Separation and Distribution Agreement with Midera (the “Separation Agreement”), that sets forth, among other things, the agreements between the Company and Midera regarding the principal actions taken in connection with the Spin-off, including those related to the series of internal reorganization transactions that the Company undertook prior to the Spin-off, pursuant to which Midera holds, through its subsidiaries, the Company’s food processing business, and the distribution of 100% of the issued and outstanding shares of Midera common stock to the Company’s stockholders pursuant to the Spin-off. It also sets forth other agreements that govern certain aspects of the Company’s relationship with Midera following the Spin-off. The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Tax Matters Agreement

On July 5, 2026, the Company entered into a Tax Matters Agreement with Midera (the “Tax Matters Agreement”). The Tax Matters Agreement governs the Company’s and Midera’s respective rights, responsibilities and obligations with respect to tax liabilities and benefits, tax attributes, the preparation and filing of tax returns, the control of audits and other tax proceedings and other matters regarding taxes. The foregoing description of the Tax Matters Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Tax Matters Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Employee Matters Agreement

On July 5, 2026, the Company entered into an Employee Matters Agreement with Midera (the “Employee Matters Agreement”). The Employee Matters Agreement allocates liabilities and responsibilities relating to employment matters, employee compensation and benefit plans and programs and other related matters and governs certain compensation and employee benefit obligations with respect to the current and former employees and non-employee directors of each of the Company and Midera, including the terms of equity-based awards granted by the Company prior to the Spin-off. The Employee Matters Agreement also sets forth the general principles relating to employee matters with respect to both domestic and international employees, including with respect to collective bargaining agreements, allocation of assets and liabilities, workers’ compensation, payroll matters, regulatory filings, paid time off, commencing or continuing participation in employee benefit plans and the sharing of employee information, in each case as it relates to the Spin-off. The foregoing description of the Employee Matters Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Employee Matters Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Intellectual Property Matters Agreement

On July 5, 2026, the Company entered into an Intellectual Property Matters Agreement with Midera (the “Intellectual Property Matters Agreement”). The Intellectual Property Matters Agreement provides for, among other things, intellectual property cross-licenses, intellectual property ownership, sublicensing, prosecution, enforcement and other arrangements. The foregoing description of the Intellectual Property Matters Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Intellectual Property Matters Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Transition Services Agreement

On July 5, 2026, the Company entered into a Transition Services Agreement with Midera (the “Transition Services Agreement”). Pursuant to the Transition Services Agreement, the Company and Midera will each provide specified services, including information technology, payroll and benefits, accounting, finance, compliance and administrative activities, to the other on a transitional basis to help ensure an orderly transition following the Spin-off. The foregoing description of the Transition Services Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Transition Services Agreement, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01	Completion of Material Acquisition or Disposition of Assets.

Immediately prior to the consummation of the Spin-off, Midera was a wholly owned subsidiary of the Company. Effective as of 12:01 a.m., Eastern Time, on July 6, 2026 (the “Distribution Date”), the Company completed the Spin-off through the distribution by the Company of 100% of the issued and outstanding shares of Midera common stock on a pro rata basis to the holders of Company common stock. Each Company stockholder received one share of Midera common stock for every one share of Company common stock held of record as of 4:00 p.m., Central Time, on June 26, 2026. Midera is now an independent public company, and Midera common stock is expected to commence trading “regular way” under the symbol “MFP” on The Nasdaq Stock Market LLC (“Nasdaq”) on July 7, 2026, the next trading day following the Distribution Date.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 6, 2026, effective upon the consummation of the Spin-off, each of Mr. Robert A. Nerbonne and Ms. Cathy T. McCarthy resigned from their positions as members of the Board of Directors of the Company, to serve on the Board of Directors of Midera.

On July 6, 2026, effective upon the consummation of the Spin-off, Mr. Matthew R. Fuchsen resigned from his position as the Company’s Chief Development Officer, to serve as Chief Strategy Officer of Midera.

Item 7.01	Regulation FD Disclosure.

On July 6, 2026, the Company issued a press release announcing, among other things, the consummation of the Spin-off. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information set forth in this Item 7.01, including Exhibit 99.1, is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information set forth in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Separation and Distribution Agreement, by and between The Middleby Corporation and Midera Food Processing, Inc., dated as of July 5, 2026.

10.1	Tax Matters Agreement, by and between The Middleby Corporation and Midera Food Processing, Inc., dated as of July 5, 2026.

10.2	Employee Matters Agreement, by and between The Middleby Corporation and Midera Food Processing, Inc., dated as of July 5, 2026.

10.3	Intellectual Property Matters Agreement, by and between The Middleby Corporation and Midera Food Processing, Inc., dated as of July 5, 2026.

10.4	Transition Services Agreement, by and between The Middleby Corporation and Midera Food Processing, Inc., dated as of July 5, 2026.

99.1	Press Release of The Middleby Corporation, dated July 6, 2026.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MIDDLEBY CORPORATION

Date: July 6, 2026	By:	/s/ Brittany C. Cerwin
Brittany C. Cerwin
Chief Financial Officer